U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 23, 2015


                                CME REALTY, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                        001-36549                  46-2084743
(State of Incorporation)        (Commission File Number)      (I.R.S. Employer
                                                             Identification No.)

2690 Weston Road, Suite 200, Weston, FL                              33331
(Address of principal executive offices)                           (Zip Code)

       Registrant's telephone number, including area code: (954) 458-9996


              (Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 8.01 OTHER EVENTS.

On February 23, 2015, the board of directors of CME Realty, Inc. (the "COMPANY") declared a five-for-one split of the Company's stock in the form of a stock dividend to shareholders of record at the close of business on March 9, 2015 (the "RECORD DATE"). Accordingly, shareholders of the Company as of the Record Date will receive four additional shares of common stock for each share then held. Certificates evidencing the additional shares will be distributed to shareholders on or about March 16, 2015, subject to the Financial Industry Regulatory Authority completing its review of the Company's notice filed in connection with the stock split.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CME REALTY, INC.


Dated: February 26, 2015                   By: /s/ Kenneth McLeod
                                               ---------------------------------
                                               Kenneth McLeod
                                               President and Secretary-Treasurer

                                       2